SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            MILGRAY ELECTRONICS, INC.
               (Name of Registrant as Specified In Its Charter)

     (Name or Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-6(i) (2)
     or Item 22(a) (2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
     (i) (3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           MILGRAY ELECTRONICS, INC.
                              77 SCHMITT BOULEVARD
                          FARMINGDALE, NEW YORK 11735
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 17, 1996

    NOTICE IS HEREBY GIVEN to the stockholders of Milgray Electronics, Inc., a New York corporation, that the Annual Meeting of Stockholders will be held at the offices of the Company, 77 Schmitt Boulevard, Farmingdale, New York at 11:00 A.M. on July 17, 1996, for the following purposes:

1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders, or until their respective successors are elected and qualify.

2. To transact such other and further business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only stockholders of record at the close of business on June 10, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will not be closed.

                                     By Order of the Board of Directors

                                            HERSCHEL M. WEINBERG
                                     Secretary

Farmingdale, New York
June 12, 1996



                          RETURN OF PROXIES
A PROXY AND BUSINESS REPLY ENVELOPE ARE ENCLOSED FOR YOUR USE IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING AND RETURNING HIS OR HER PROXY, REGARDLESS OF THE NUMBER OF SHARES HELD.

                           MILGRAY ELECTRONICS, INC.
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

    The enclosed proxy is solicited by the Board of Directors of Milgray Electronics, Inc. (the "Company") for use at the Annual Meeting of Stockholders on Wednesday, July 17, 1996 at 11:00 A.M. to be held at the offices of the Company, 77 Schmitt Boulevard, Farmingdale, New York. Any stockholder giving a proxy has the power to revoke it at any time before it is voted, either in person at the annual meeting or by submitting a subsequently executed proxy or by written notice communicated to the Secretary of the Company at its address set forth above.

    The mailing address of the Company's principal executive office is 77 Schmitt Boulevard, Farmingdale, New York 11735. The approximate date on which the proxy statement and form of proxy are first being sent or given to stockholders is June 12, 1996.

                            SOLICITATION OF PROXIES

    The persons named as proxies are Herbert S. Davidson and Herschel M. Weinberg, both of whom are presently directors of the Company.

    The enclosed proxy is solicited by the Board of Directors of the Company and the shares represented thereby will be voted if the proxy is received in proper form and in time for use at the meeting. The cost of preparing, assembling and mailing the proxy, this proxy statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, as to shares carried in their names or in the names of their nominees, to forward the proxy material to their principals, and will reimburse them for their reasonable expenses in forwarding the proxy material.

                                 VOTING RIGHTS

    The issued and outstanding securities of the Company on the record date entitled to vote at the meeting consist of 6,773,176 shares of 25 cents par value common stock. Each outstanding share is entitled to one vote which may be cast in person or by proxy duly authorized in writing.

    Only stockholders of record at the close of business on June 10, 1996 will be entitled to vote at the meeting. The stock transfer books will not be closed. Stockholders who do not expect to attend the meeting, but wish their stock to be voted, are urged to complete, sign, date and return the enclosed proxy as promptly as possible.

                             ELECTION OF DIRECTORS

    Five directors of the Company are to be elected to serve until the next annual meeting or until the election and qualification of their successors. Except for Leonard Gardner, all of the management nominees for the Board of Directors, as set forth under "Information Regarding Nominees, Directors and Executive Officers" are presently members of the Board elected by the stockholders and have served continuously since first elected. Mr. Gardner has served as a director continuously since his first election to that position at a meeting of the Board of Directors held on April 2, 1996.

The persons named in the accompanying proxy intend to vote (unless authority to vote for directors is withheld in such proxy) all duly executed proxies unrevoked at the time of the exercise thereof for the election to the Board of all the nominees named below. If any nominee is unable to serve (which management has no reason to expect), such persons intend to vote for as many of said nominees as it is possible to elect and, if they deem it advisable, for a substitute nominee.

                   INFORMATION REGARDING NOMINEES, DIRECTORS
                             AND EXECUTIVE OFFICERS

    NAME AND POSITION                                      BUSINESS EXPERIENCE
    WITH THE COMPANY                 AGE               DURING THE PAST FIVE YEARS
- ----------------------------------   ---   ---------------------------------------------------

Herbert S. Davidson(*)(1).........   74    President and Chief Executive Officer of the
Director and President (since              Company
  1951)

Robert G. Davidoff(*)(1)(2).......   69    Managing Director of Carl Marks & Co., Inc.,
Director (since 1961)                        investment bankers, New York, New York. Mr.
                                             Davidoff is also presently a director of Hubco
                                             Exploration, Inc., Rex Stores, Inc., Consco
                                             Enterprises, Inc., Sidari Corp., Paging Partners
                                             Corp. and Marisa Christina, Inc.

Herschel M. Weinberg(*)...........   68    Practicing Attorney in New York City, retained by
Director (since 1961) and                  the Company for legal services. Fees for legal
  Secretary (since 1969)                     services paid by the Company to Mr. Weinberg in
                                             respect of the 1995 fiscal year amounted to
                                             $177,000.

Richard Hyman(*)..................   53    Executive Vice President and Vice President-
Director (since 1987), Executive             Sales/Marketing of the Company
  Vice President (since 1987) and
  Vice President-Sales/Marketing
  (since 1975)

Leonard Gardner(*)(2).............   67    President of Metro Accident & Health Agency, Inc.,
  Director (since April 1996)                general agent specializing in wholesale
                                             distribution of disability income insurance and
                                             long-term care insurance.

John Tortorici....................   56    Vice President-Finance and Treasurer of the Company
Vice President-Finance (since
  1983) and Treasurer (since 1982)

- ------------

(*) Nominee for election to Board of Directors.

(1) Robert G. Davidoff is the brother of Herbert S. Davidson.

(2) Member of audit committee.

    The following information is furnished with respect to ownership of shares of common stock of the Company as of May 1, 1996 by all directors and nominees, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group.

The persons named on the following table have sole voting and investment power with respect to the shares shown as beneficially owned by them unless otherwise indicated:

                                                                   NUMBER OF SHARES      PERCENT
    NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED     OF CLASS
- ---------------------------------------------------------------   ------------------     --------
Herbert S. Davidson............................................        3,743,264(1)         55%
Richard Hyman..................................................           68,000             1%
Robert G. Davidoff.............................................          231,480             3%
Herschel M. Weinberg...........................................             None          --
Leonard Gardner................................................              800             *
John Tortorici.................................................            2,000             *
Directors and Executive Officers as a Group....................        4,045,544(1)         60%

- ------------

 * Less than 1%

(1) Includes 731,632 shares of the Company owned by H.S. Davidson Associates, Inc. Herbert S. Davidson is a "control person" of the Company within the meaning of the Securities Exchange Act of 1934.

    The Board of Directors of the Company does not have nominating or compensation committees or committees performing similar functions. An audit committee consisting of two members was established in April 1996. No meetings of such committee have been held since its establishment. Mr. Davidoff participated in eight of the eleven meetings of the Board of Directors held during the 1995 fiscal year and each of the other directors participated in at least 75% of such meetings.

                             PRINCIPAL STOCKHOLDERS

    The following information is submitted with respect to persons who, to the knowledge of the Company's management, owned beneficially more than 5% of the Company's outstanding common stock, par value 25 cents per share as of the date set forth below.

  TITLE OF         NAME AND ADDRESS OF        NUMBER OF SHARES       PERCENT
    CLASS            BENEFICIAL OWNER        BENEFICIALLY OWNED      OF CLASS
- -------------     ----------------------     ------------------      --------
Common Stock      Herbert S. Davidson             3,743,264(1)          55%
                  293 Birch Drive
                  Roslyn, NY 11576

- ------------

(1) Includes 731,632 shares of the Company owned by H.S. Davidson Associates, Inc. Herbert S. Davidson is a "control person" of the Company within the meaning of the Securities Exchange Act of 1934. The information herein regarding beneficial ownership of shares by Mr. Davidson is as of May 1, 1996.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information with respect to compensation for the periods indicated therein of the Company's Chief Executive Officer and each of the other most highly compensated executive officers whose annual salary and bonus for the last fiscal year exceeded $100,000

(such Chief Executive Officer and executive officers being sometimes hereinafter referred to in this proxy statement as "named executive officers").

                                                             ANNUAL COMPENSATION
                                                             --------------------      ALL OTHER
    NAME AND PRINCIPAL POSITION                      YEAR     SALARY      BONUS      COMPENSATION*
- --------------------------------------------------   ----    --------    --------    -------------
Herbert S. Davidson...............................   1995    $299,961    $210,000       $ 6,750
  President and Chairman of the Board                1994     184,534     150,000         4,500
                                                     1993     183,360     150,000         2,728
Richard Hyman.....................................   1995     295,015     210,000         6,750
  Executive Vice President and Vice President-       1994     277,897     150,000         4,500
  Sales/Marketing                                    1993     277,611     150,000         4,056
John Tortorici....................................   1995     168,022      70,000         6,750
  Vice President-Finance and Treasurer               1994     155,366      50,000         4,500
                                                     1993     144,868      45,000         2,516

- ------------

* Represents portion of the Company's contribution under its 401(k) Plan allocated to the named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

    The following table sets forth certain information regarding options exercised by the named executive officers during the 1995 fiscal year and options held by the named executive officers at the end of the 1995 fiscal year. The number of shares shown on this table has been adjusted to reflect a 2 for 1 stock split effected as a 100% stock dividend in October 1995.

                                                                                             VALUE OF
                                                                                            UNEXERCISED
                                                                           UNEXERCISED     IN-THE-MONEY
                                                 SHARES                    OPTIONS ON       OPTIONS ON
                                               ACQUIRED ON     VALUE      SEPTEMBER 30,    SEPTEMBER 30,
    NAME                                        EXERCISE      REALIZED        1995             1995
- --------------------------------------------   -----------    --------    -------------    -------------
Herbert S. Davidson.........................      -0-           -0-          -0-               -0-
Richard Hyman...............................      64,000      $358,670       -0-               -0-
John Tortorici..............................      -0-           -0-          -0-               -0-

REPORT ON EXECUTIVE COMPENSATION

    The Board of Directors of the Company does not have a compensation committee or a Board committee performing equivalent functions. The directors include Herbert S. Davidson (the Chief Executive Officer) and Richard Hyman (a named executive officer) as well as Robert G. Davidoff and Herschel M. Weinberg (Secretary of the Company) who, as such directors, participate in deliberations of the Board on various elements of executive officer compensation. The recently elected director, Leonard Gardner, will participate in future Board deliberations regarding executive officer compensation.

    The Company's executive compensation policy is intended to enable the Company to attract, retain and motivate the executive personnel required for the success of the Company in a highly competitive industry. In evaluating or fixing compensation, consideration is given both to overall Company performance and to individual performance, taking into account particularly the contributions made by the executive toward improving Company performance. Consideration is also given to the executive's position and area and level of responsibility in the structure of the Company and the job performance of each individual in planning, providing direction for and implementing the Company's programs, including expansion of operations in new and established areas, obtaining new distribution lines and controlling costs. Compensation evaluations are also influenced by prevailing levels of pay for positions of comparable responsibility in the industry, prior compensation history and internal pay equity considerations. The 1995 executive compensation levels take into account the foregoing factors as well as the Company's improved overall performance in 1995 as compared to 1994.

    The policies and criteria set forth above with respect to compensation of executive officers of the Company apply generally to the Company's Chief Executive Officer. During the 1995 fiscal year, the Company achieved greater sales productivity per employee and continued to grow, expand its facilities and increase its sales and earnings. Mr. Davidson's 1995 compensation reflects his continuing participation in and contributions to the Company's continued improved performance.

    This report has been provided on behalf of the Board of Directors, consisting (prior to the election of Leonard Gardner in April 1996) of the following members: Herbert S. Davidson, Robert G. Davidoff, Herschel M. Weinberg and Richard Hyman.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    The following graph shows how an initial investment of $100 in the Company's common stock would have compared to an equal investment in the Nasdaq Stock Market (US) Index and the Nasdaq Electronics Components Stock Index over a five-year period beginning December 31, 1990 and ending September 30, 1995. In 1991 the Company changed the ending of its fiscal year to September 30. Accordingly, the transition period in 1991 from January 1, 1991 to September 30, 1991 and the 1992 fiscal year and subsequent fiscal years end on September 30, and the 1990 year referred to in the graph and chart below ends on December 31. The figures set forth in the chart below are as of the fiscal year-end dates as described in the preceding sentence.

1400

1200

1000
                          [GRAPH]
 800

 600

 400

 200

   0
          1990      1991      1992     1993     1994     1995

- -----------------------------------------------------------------------------------------
                                     1990      1991      1992     1993     1994      1995
- -----------------------------------------------------------------------------------------
Milgray Electronics, Inc.             100        85       149      608      632     1,243
The NASDAQ Stock Market (US)          100       143       160      210      212       293
NASDAQ Electronic Components Stocks   100       126       173      334      325       648
- -----------------------------------------------------------------------------------------

                                   ACCOUNTANT

    The independent accounting firm selected by the Board of Directors is Grant Thornton. A representative or representatives of that firm are expected to be present at the stockholders' meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                         PROPOSALS OF SECURITY HOLDERS

    Proposals of security holders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company by February 14, 1997 for inclusion in the Company's proxy and proxy statement relating to said meeting.

                                 OTHER MATTERS

    The management of the Company knows of no business other than that referred to in the foregoing notice and proxy statement which may come before the meeting. Should any other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

PROXY

                           MILGRAY ELECTRONICS, INC.
               77 SCHMITT BOULEVARD, FARMINGDALE, NEW YORK 11735
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned hereby appoints HERBERT S. DAVIDSON and HERSCHEL M. WEINBERG, and each or either of them, as Proxies of the undersigned, each with full power of substitution, to represent and to vote, as designated below, all the shares of common stock of MILGRAY ELECTRONICS, INC. held of record by the undersigned on June 10, 1996 at the annual meeting of shareholders to be held on July 17, 1996 or any adjournment thereof.

1.     Election of Directors -- FOR all nominees listed below           WITHHOLD AUTHORITY
                          (except as marked to the contrary below) / /  to vote for nominees listed below / /

(INSTRUCTION -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE
              A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
 HERBERT S. DAVIDSON, ROBERT G. DAVIDOFF, HERSCHEL M. WEINBERG, RICHARD HYMAN,
                                LEONARD GARDNER

2.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

Dated ..........................................., 1996
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY               Please sign exactly as name appears
CARD PROMPTLY USING THE ENCLOSED ENVELOPE                  herein. When shares are held by joint
                                                           tenants, both should sign. When signing
                                                           as attorney, executor, administrator,
                                                           trustee or guardian, please give full
                                                           title as such. If a corporation, please
                                                           sign in full corporate name by
                                                           president or other authorized officer.
                                                           If a partnership, please sign in
                                                           partnership name by authorized person.

                                                           .......................................
                                                                          Signature

                                                           .......................................
                                                                  Signature if held jointly